                                                                     EXHIBIT 1.1


                       CHAMPION INTERNATIONAL CORPORATION

                                DEBT SECURITIES


                             UNDERWRITING AGREEMENT
                             ----------------------



                                                               February 14, 1996

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Dear Sirs:

  From time to time Champion International Corporation (the "Company") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

  The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

  1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. The Pricing Agreement also may specify such additional terms and conditions as the parties thereto may agree. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

  2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

    (a) A registration statement in respect of the Securities has been flied with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained in such registration statement, to the Representatives for each of the other Underwriters and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission (the preliminary prospectus included in such registration statement being hereinafter called the "Preliminary Prospectus", the various parts of such registration statement, including all exhibits thereto but excluding Form T-1, as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, including any documents incorporated by reference therein as of the date of such filing);

    (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

    (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

    (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in either case is material to the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there have not been any changes material to the Company and its subsidiaries (taken as a whole) in the capital stock, the sum of notes payable, current installments of long-term debt and long-term secured debt, unsecured debt, lease obligations, timber cutting obligations and other obligations of the Company or any of its subsidiaries or any material adverse change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries (taken as a whole), in each case otherwise than as set forth or contemplated in the Prospectus;

    (e) The Company and each subsidiary of the Company which is a significant subsidiary as defined in Rule 405 of Regulation C under the Act (each a "significant subsidiary") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own their respective properties and conduct their respective businesses as described in the Prospectus;

    (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (except for shares issued upon exercise of options in respect of which the exercise price is being paid in installments) have been duly and validly authorized and issued and are fully paid and non-assessable;

    (g) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and pursuant to the Indenture, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, or other laws now or hereafter in effect relating to or affecting creditors' rights generally, and
  (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the Indenture will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act and, at the Time of Delivery (as defined in Section 4 hereof), the Indenture will be qualified under the Trust Indenture Act and will constitute a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, or other laws now or hereafter in effect relating to or affecting creditors' rights generally, and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Securities and the Indenture conform to the descriptions thereof in the Prospectus;

    (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or any Pricing Agreement or the Indenture except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

    (i) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries (taken as a whole); and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

    (j) Arthur Andersen & Co., who have examined certain financial statements of the Company and its subsidiaries, are, to the best of the Company's knowledge, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

  3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

  4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement, or by such other means as may be specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

  5.  The Company agrees with each of the Underwriters of any Designated
Securities:

    (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than such time as may be required by Rule 424(b) or any successor rule thereto; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof, such approval not to be unreasonably withheld or delayed; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities (but in no event shall the Company be required to bear the expenses of such compliance after nine months after the date of issue of any amendment or supplement to the Prospectus in connection with the offering or sale of such Designated Securities); provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation as doing business in any such jurisdiction;

    (c) Prior to 10:00 a.m. (or such later time as to which the Company and the Representatives may mutually agree), New York City time, on the New York Business Day next succeeding the date of each Pricing Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of any amendment or supplement to the Prospectus in connection with the offering or sale of such Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any Designated Securities at any time nine months or more after the time of issue of any amendment or supplement to the Prospectus with respect to such Designated Securities, upon the Representatives' request but at the expense of such Underwriter to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

    (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement and of the post-effective amendment thereto hereinafter referred to, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

    (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

  6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and (except as otherwise expressly provided in Section 5(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

  7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

    (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) or any successor rule thereto within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or (to the best of the Company's knowledge) threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

    (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions dated the Time of Delivery for such Designated Securities with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

    (c) Lawrence A. Fox, Esq., Vice President and Secretary of the Company, shall have furnished to the Representatives his written opinion dated the Time of Delivery for the Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York and has the corporate power to carry on its business as described in the Prospectus as amended or supplemented;

        (ii) Each of the Company and its significant subsidiaries is qualified to do business in, and is in good standing under the laws of, each jurisdiction in which the character of the property owned or leased by it or the nature of the business transacted by it makes such qualification necessary and where failure so to qualify might materially adversely affect the business or assets of the Company and its subsidiaries (taken as a whole) or impair their right to enforce any material contracts against others or expose them to substantial liabilities in any such jurisdiction;

        (iii) Each significant subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is incorporated and has the corporate power to engage in the business carried on by it, and the Company and its subsidiaries own the outstanding capital stock of each other subsidiary owned by them free and clear of any liens, claims and encumbrances;

        (iv) The Company had all corporate power and authority necessary to enter into this Agreement and the Pricing Agreement on the respective dates thereof; the Company has all corporate power and authority necessary to issue, sell and deliver the Designated Securities; and this Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company;

        (v) The sale and issuance of the Designated Securities have been duly authorized by requisite corporate action on the part of the Company and the Designated Securities, when executed and authenticated in accordance with the provisions of the Indenture and when delivered and paid for by you in accordance with this Agreement and the Pricing Agreement, will be valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except to the extent that enforcement thereof may be limited by
    (A) bankruptcy, insolvency, reorganization, moratorium, or other laws now or hereafter in effect relating to or affecting creditors' rights generally and
    (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented. In expressing the opinions set forth in this paragraph I have assumed that the Trustee's certificates of authentication of the Securities have been manually signed by one of the authorized officers of the Trustee and that the Securities, in the form delivered to you today, conform to the specimens thereof examined by me, which facts I have not verified by an inspection of the individual Designated Securities.

        (vi) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery by the Trustee, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, and other laws of general applicability relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the Indenture has been duly qualified under the Trust Indenture Act; and no taxes or fees are required to be paid with respect to the execution of the Indenture by the Company and the issuance of the Designated Securities;

        (vii) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

        (viii) No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or their properties is required for the issue and sale of the Designated Securities or the consummation of the other transactions contemplated by this Agreement, the Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

        (ix) There are no claims, actions, suits or proceedings known to such counsel which are threatened or pending against the Company, its subsidiaries or their properties in any court or before or by any governmental agency or instrumentality which might reasonably be expected to materially and adversely affect the business or financial condition of the Company and its subsidiaries (taken as a whole), except as set forth in or contemplated in the Prospectus as amended or supplemented;

        (x) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and data and related schedules and other financial or statistical data included or incorporated therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and such counsel has no reason to believe that any of such documents (other than the financial statements and data and related schedules and other financial or statistical data included or incorporated therein, as to which such counsel need express no opinion) when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents (other than the financial statements and data and related schedules and other financial or statistical data included or incorporated therein, as to which such counsel need express no opinion) which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

        (xi) The Registration Statement, as of its effective date, and the Prospectus as amended or supplemented and any further amendments and supplements thereto, as of the date of such amendments or supplements, made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and data and related schedules and other financial or statistical data included or incorporated therein and the Statement of Eligibility and Qualification under the Trust Indenture Act ("Form T-l"), as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; no facts have come to the attention of such counsel that lead such counsel to believe that (1) either the Registration Statement, at the time it became effective, or the Prospectus, as of its date, (or any amendment or supplement thereto made prior to the Time of Delivery) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, (2) as of the Time of Delivery, either the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than, in the case of clauses (1) and (2) in this paragraph (xi), (A) the exhibits to the Registration Statement, including the Form T- I of the Trustee or (B) the financial statements, schedules and other financial and statistical data included or incorporated in the Registration Statement, the Prospectus or any amendment or supplement thereto, as to which such counsel need express no opinion or belief); and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

    In rendering such opinion, such counsel may rely upon certificates of any officer of the Company as to matters of fact as to which such officer has knowledge and upon opinions of counsel in jurisdictions other than New York;

    (d) At the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated such Time of Delivery, to the effect set forth in Annex II hereto and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

  (e) (i) Neither the Company nor any of its subsidiaries (taken as a whole) shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented, there shall not have been any change in the capital stock, the sum of notes payable, current installments of long-term debt and long-term secured debt, unsecured debt, lease obligations, timber cutting obligations and other obligations of the Company or any of its subsidiaries (taken as a whole) or any change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

    (f) Subsequent to the date of the Pricing Agreement relating to the Designated Securities, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

    (g) Subsequent to the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus as amended or supplemented; and

    (h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein and in the Pricing Agreement at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery and as to the matters set forth in subsections (a) and (e) of this Section.

  8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities or any such amendment or supplement relating to such Designated Securities; and provided, further, that the Company will not be liable to any Underwriter with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Designated Securities that is corrected in the Prospectus as amended or supplemented, if the person asserting any such loss, claim, damage or liability purchased such Designated Securities from such Underwriter but was not sent or given a copy of the corrected Prospectus as amended or supplemented at or prior to the written confirmation of the sale of such Designated Securities to such person in any case where such delivery of the corrected Prospectus as amended or supplemented is required by the Act, unless such failure to deliver the corrected Prospectus as amended or supplemented was a result of the failure by the Company to furnish sufficient copies of such corrected Prospectus as amended or supplemented to the Representatives in accordance with this Agreement in sufficient time for the delivery to such person to occur at or prior to the written confirmation of such sale to such person.

  (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the

Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding any provision hereof to the contrary, with respect to any action or claim, no indemnifying party shall be responsible for the fees and expenses of more than one counsel (plus any local counsel) to the indemnified parties in circumstances in which the indemnified parties do not have potentially conflicting defenses available.

  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including, with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) arise from the sale of any Designated Securities to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus (other than the documents incorporated by reference therein), as then amended or supplemented, to such person within the time required by the Act and if the untrue statement or omission concerned had been corrected in such Prospectus. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

  9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

  (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

  (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

  10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

  Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b), (c) and (d) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement, the Prospectus or any amendment or supplement thereto contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when and after the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

  12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

  All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement, and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement; Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements, shall take effect upon receipt thereof.

  13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchase of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

  14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business and "New York Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

  15. This Agreement and each Pricing Agreement shall be construed in accordance with the laws of the State of New York.

  16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

  If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                Very truly yours,


                                CHAMPION INTERNATIONAL CORPORATION


                                By:   /s/ Frank Kneisel
                                   ---------------------------------------
                                   Name: Frank Kneisel
                                   Title: Senior Vice President - Finance


Accepted as of the date hereof:


         /s/ Goldman, Sachs & Co.
---------------------------------------
          (Goldman, Sachs & Co.)

                                                                         ANNEX I

                               PRICING AGREEMENT
                               -----------------


                                                                           , 199

[Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004]

[Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048]

[J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260]

[Name of Co-Manager(s)]


Dear Sirs:

  Champion International Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated
               (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Unless otherwise provided herein, each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Prospectus in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

  An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed, or in the case of a supplement mailed for filing, with the Commission.

  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

  If the foregoing is in accordance with your understanding, please sign and return to us 8 counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                    Very truly yours,

                                    Champion International Corporation


                                    By:
                                    ............................................


Accepted as of the date hereof:

[Goldman, Sachs & Co.]


 ..................................
     (Goldman, Sachs & Co.)


[Salomon Brothers Inc]


By: ..............................
Name:
Title:

[J.P. Morgan Securities Inc.]


By: ...............................
Name:
Title:

                                   SCHEDULE I



                                     PRINCIPAL AMOUNT
                                      OF DESIGNATED
                                     SECURITIES TO  BE
          UNDERWRITER                   PURCHASED
          -----------                   ---------

[Goldman, Sachs & Co.].........  $

[Salomon Brothers Inc].........

[J.P. Morgan Securities Inc.]













                                  --------------------

     Total.....................   $
                                  ====================

                                  SCHEDULE II

Title of Designated Securities:

     [    %] [Floating Rate] [Zero Coupon]
     [Notes] [Debentures] due

Aggregate principal amount:

     $

Price to Public:

         % of the principal amount of the Designated Securities, plus accrued interest from _______________ to _______________ [and accrued amortization, if any, from _______________ to _______________]

Purchase Price by Underwriters:

         % of the principal amount of the Designated Securities, plus accrued interest from _______________ to _______________ [and accrued amortization, if any, from _______________ to _______________]

Specified funds for payment of purchase price:

     [New York] Clearing House funds

Indenture:

     Indenture, dated as of May 1, 1992, between the Company and Chemical Bank, as Trustee

Maturity:



Interest Rate:

     [    %] [Zero Coupon] [See Floating Rate Provisions]


Interest Payment Dates:

     [months and dates]

Redemption Provisions:

     [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the
     amount of $          or an integral multiple thereof.]

     [on or after              at the following redemption prices (expressed as
     percentages of principal amount).  If [redeemed on or before        .  %,
     and if] redeemed during the 12-month period beginning              .

                                                 Redemption
                         Year                       Price
                         ----                   -------------



     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling on or after            ,      at the
     election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption changes in tax law]

     [Restriction on refunding]


Sinking Fund Provisions:

     [No sinking fund provisions]

     [The Designated Securities are entitled to the benefit of a sinking fund to
     retire $         principal amount of Designated Securities on         in
     each of the years        through       at 100% of their principal amount
     plus accrued interest] [, together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $
     principal amount of Designated Securities in the years         through
     at 100% of their principal amount plus accrued interest].

               [If Securities are extendable debt Securities, insert--

Extendable provisions:

     Securities are repayable on         ,     [insert date and years], at the
option of the holder, at their principal amount with accrued interest.  Initial
annual interest rate will be      %, and thereafter annual interest rate will be
adjusted on          ,     and           to a rate not less than      % of the
effective annual interest rate on U.S. Treasury obligations with      -year
maturities as of the [insert date 15 days prior to maturity date] prior to such [interest maturity date].]

               [If Securities are Floating Rate debt Securities, insert--

Floating rate provisions:

     Initial annual interest rate will be      % through            [and
thereafter will be adjusted [monthly] [on each           ,           ,
and          ] [to an annual rate of      % above the average rate for     -year
[month] [securities] [certificates of deposit] by                 and
[insert names of banks].] [and the annual interest rate [thereafter] [from
through             ] will be the interest yield equivalent of the weekly
average per annum market discount rate for       -month Treasury bills plus
% of Interest Differential (the excess, if any, of (i) then current weekly
average per annum secondary market yield for         -month certificates of
deposit over (ii) then current interest yield equivalent of the weekly average
per annum market discount rate for           -month Treasury bills): [from
and thereafter the rate will be the then current interest yield equivalent plus % of Interest Differential].]

Time of Delivery:



Closing Location:



Names and addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:



[Other Terms]*

------------------------

* A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might
                                                                  (continued...)

                                                                        ANNEX II

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants for the Company and its subsidiaries shall furnish letters to the Underwriters solely to the effect that:

            (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

            (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years incorporated by reference in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such ten fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

            (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the

---------------------------
*(...continued)
     appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

          applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such audited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares, upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus, or the issuance of shares of Common Stock under the Company's contingent compensation plan) or any increases in the consolidated long-term debt, long-term lease obligations and other contractual obligations and timber cutting obligations (except for increases which in the aggregate are less than $25,000,000) of the Company and its subsidiaries and any increases in the sum of notes payable, current installments of long-term debt and long-term debt of the Company and its consolidated subsidiaries (except for increases which in the aggregate are less than $25,000,000), or as of the end of the latest period for which financial statements are available, there have been any decreases in consolidated net current assets or shareholders' equity or any increases in total current liabilities, in each case as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; or

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the end of the latest period for which financial statements are available, there were any decreases in consolidated net sales, income from operations, income before income taxes, net income available for common shares and the total or per share (primary and fully diluted) amounts of consolidated net income, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     The accountants shall not be required to perform any procedures that consist solely of comparing any amounts, percentages or other financial information and noting the agreement thereof with amounts, percentages or other financial information appearing in or incorporated by reference in any filed Annual Report of the Company on Form 10-K, any filed Quarterly Report of the Company on Form 10-Q, any filed Report of the Company on Form 8-K or any other filed document incorporated by reference in the Registration Statement or the Prospectus, provided that upon the request of any Underwriter an appropriate financial officer of the Company shall certify to the Underwriters that he has performed such comparison, noting agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.


                                      -3-